Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

(DANA)	Dana Limited Volatility ETF (the “Fund”)

Listed on NYSE Arca, Inc.

November 13, 2025

Supplement to the Statement of Additional Information (“SAI”),

dated August 12, 2025, as supplemented

*	Effective immediately, the order cut-off time for orders to purchase or redeem the Fund’s Creation Units has been changed from 3:00 p.m. Eastern Time to 1:00 p.m. Eastern Time.
*	Accordingly, all references to the Fund’s order cut-off time (and related deadlines associated with the Fund’s order cut-off time) in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units” are revised to reflect the new cut-off time of 1:00 p.m. Eastsern Time.

Please retain this Supplement for future reference.